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                                                                    Exhibit 23.1


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
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The Board of Directors
The Rouse Company:


We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                  /s/ KPMG PEAT MARWICK LLP
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                                KPMG PEAT MARWICK LLP

Baltimore, Maryland

April 5, 1995